Share-based compensation (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Share-based compensation
Note 12 - Share-based compensation

During the three months ended March 31, 2021 and March 31, 2020, the Company recognized $2.5 million and $2.5 million, respectively, of share-based compensation expense.

On November 11, 2019, the Company received shareholder approval for the Amended and Restated 2019 Incentive Award Plan (the “Amended 2019 Plan”). The Amended 2019 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock or cash-based awards or a dividend equivalent award. The Amended 2019 Plan authorized the issuance 6,500,000 shares of common stock which was increased to 9,000,000 after the Halo acquisition; the Amended 2019 Plan also provides for an annual increase on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2029, equal to the lesser of (A) 10% of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board. On January 1, 2021, the number of shares authorized for issuance increased to 13,500,000, as approved by the Board.

Stock Options

During the three months ended March 31, 2021 and March 31, 2020, the Company granted 5,579,000 and 100,000 stock options, respectively.

Restricted Stock

In March 2020, the Company issued 450,000 shares of restricted common stock to three non-employee directors in return for services provided in their capacity as directors and issued 5,956 restricted shares of common stock to an officer of the Company. The restricted shares were immediately vested and as such, the Company recorded share-based compensation expense of $0.5 million upon issuance.

Note 15 – Share-based compensation

During the period from November 1, 2018 through May 5, 2019, incentive units for the equivalent of 1.3 million shares were awarded to employees and consultants. The incentive units were measured at fair value on the date of each respective award with a weighted average value per equivalent share of $2.47. The awards were to vest over a period of two to three years. On May 6, 2019, all outstanding incentive unit awards issued prior to May 6, 2019 immediately vested. As a result of the immediate vesting of these incentive units, share-based compensation expense equal to $2.2 million was recorded in the consolidated statements of operations and comprehensive loss on May 6, 2019.

On May 6, 2019, the Company acquired the Better Choice Company Inc. 2019 Incentive Award Plan (the “2019 Plan”) which became effective as of April 29, 2019. The 2019 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock or cash-based awards or a dividend equivalent award (each an “Award”). Non-employee directors of the Company and employees and consultants of the Company or any of its subsidiaries are eligible to receive awards under the 2019 Plan. The 2019 Plan authorizes the issuance of (i) 6,000,000 shares of common stock plus (ii) an annual increase on the first day of each calendar year beginning on January 1, 2020 and ending on and including January 1, 2029, equal to the lesser of (A) 10% of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.

On November 11, 2019, the Company received shareholder approval for the Amended and Restated 2019 Incentive Award Plan (the “Amended 2019 Plan”). Under the Amended 2019 Plan, the number of option awards available for issuance increased from 6,000,000 to 9,000,000 on December 19, 2019.

Stock options

Effective as of December 19, 2019, the Board repriced all outstanding options under the Amended 2019 Plan As a result, the exercise price of all outstanding vested and unvested options was lowered to $1.82 per share, the closing price of the Company’s common stock on December 19, 2019. No other terms of the option agreements were changed. The change in exercise price of the outstanding options caused an increase in fair value of all vested options at date of repricing of $0.6 million which was expensed by the Company. The change in exercise price also caused an increase in fair value of all unvested options at date of repricing of $0.8 million.

Effective October 1, 2020, outstanding stock option awards held by current employees as of October 1, 2020 were repriced concurrent with the closing of the Series F Private Placement. In total, 6,077,731 stock options were repriced. The exercise price was set at a 20% premium to the Series F Preferred Stock conversion price, or $0.60 per share. The change in exercise price of the outstanding options caused an increase in fair value of all vested options at date of repricing of $0.2 million which was expensed by the Company. The change in exercise price also caused an increase in fair value of all unvested options at date of repricing of $0.2 million.

The following table provides detail of the options granted and outstanding (dollars in thousands):

	Options	Weighted average exercise price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Options outstanding as of December 31, 2019	7,791,833	$1.85	9.5	$—
Granted	1,050,000	$0.86
Forfeited/Expired	(1,026,391)	$(1.62)
Options outstanding as of December 31, 2020	7,815,442	$0.80	8.6	$4,246

Options exercisable as of December 31, 2020	5,684,467	$0.83	8.3	$3,094

Options granted under the Amended 2019 Plan vest over a period of two to three years. All vested options are exercisable and may be exercised through a ten-year anniversary of the grant date (or such earlier date described in the applicable award agreement).

During the years ended December 31, 2020 and 2019, $7.5 million and $10.3 million, respectively, of share-based compensation expense was recognized related to options issued. As of December 31, 2020, unrecognized share-based compensation related to options was $2.7 million.

The fair value of an option award is estimated on the date of grant using the Black–Scholes option valuation model, using the following assumptions primarily based on historical data:

	Years Ended December 31,
	2020	2019
Risk-free interest rate	0.33-0.89%	1.49-2.39%
Expected volatility (1)	67.50%	63.00%
Expected dividend yield	—%	—%
Expected life (years) (2)	3.0-6.5	3.0-6.5

(1) Expected volatility was determined using a combination of historical volatility and implied volatility.
(2) For certain options, the simplified method is utilized to determine the expected life due to the lack of historical data.

Restricted stock

In March 2020, the Company issued 450,000 shares of restricted common stock to three non-employee directors in return for services provided in their capacity as directors and issued 5,956 restricted shares of common stock to an officer of the Company. The restricted shares were immediately vested and as such, the Company recorded share-based compensation expense of $0.5 million upon issuance.